UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 21, 2004 (April 21, 2004)

ENDO PHARMACEUTICALS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	01-15989	13-4022871

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Painters Drive Chadds Ford, Pennsylvania	19317

(Address of principal executive offices)	(Zip Code)

(610) 558-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

          Not applicable.

(b)	Pro Forma Financial Information.

          Not applicable.

(c)	Exhibits.

Exhibit Number	Description
99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated April 21, 2004, reporting the Registrant’s financial results of the quarter ended March 31, 2004

Item 12.	Results of Operations and Financial Condition.

The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

On April 21, 2004, the Registrant issued an earnings release announcing its financial results for the quarter ended March 31, 2004. A copy of the earnings release is furnished as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC. (Registrant)
	By:	/S/ CAROL A. AMMON
		Name:	Carol A. Ammon
Dated: April 21, 2004		Title:	Chairman & Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated April 21, 2004, reporting the Registrant’s financial results of the quarter ended March 31, 2004